UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 1, 2005
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
(414) 271-6755
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Restricted Stock Agreement
Executive Employment Contract
Amendment to Supplemental Executive Retirement Plan A
Amendment to Supplemental Executive Retirement Plan B
Amendment to Amended and Restated Change of Control Employment and Severence Agreements

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On December 1, 2005, Sensient Technologies Corporation (the “Company”), acting through its board of directors and/or the Compensation Committee thereof, took action to adopt or amend various agreements.
     1. Board of Directors (with Mr. Manning abstaining) approved a new Executive Employment Contract with Kenneth P. Manning (the “2005 Manning Agreement”). Among other matters, the 2005 Manning Agreement extends the term of Mr. Manning’s employment until April 2011, provides for various transitional roles and other matters as the end of that term approaches, adjusts compensation (with an initial base salary of $783,000) and certain benefits, and makes changes and clarifications in the provisions relating to confidentiality, non-solicitation and non-competition. The 2005 Manning Agreement replaces Mr. Manning’s prior employment contract dated November 11, 1999, as it had been amended and extended. For further information, reference is made to the 2005 Manning Agreement, which is attached as Exhibit 10.2 hereto.
     2. The Company approved amendments to its Supplemental Executive Retirement Plan A and B, and to the form of Amended and Restated Change in Control and Employment and Severance Agreement with certain executives of the Company, to amend the definition of “annual bonus” under those plans and agreements. As amended, “annual bonus” will now include the greater of (i) the executive’s highest bonus on any one of the last five annual bonus payment dates immediately preceding a company change in control or (ii) any one annual bonus payment coinciding with or following the date on which the executive attains age 50 and preceding such change in control.
     3. The Company adopted a new form of agreement for restricted stock awards made under the Sensient Technologies Corporation 2002 Stock Option Plan (the “2002 Plan”). In all cases, the form of award agreement is in accordance with the provisions of, and alternatives provided in, the 2002 Plan; among other things, the new form explicitly recognizes the Company’s established practice, which is continuing, of making gross-up payments to reimburse for tax liability upon the vesting of restricted stock awarded under the 2002 Plan and predecessor plans. Terms of the specific awards will vary regarding: the number of shares subject to the awards; the vesting periods (or other arrangements), if any; the date of grant; and the identity of the recipients.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
The entry into the 2005 Manning Agreement also constitutes the termination of the prior Executive Employment Contract dated November 11, 1999 between Mr. Manning and the Company, as it had been amended an extended. See Item 1.01, numbered paragraph 1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1:	Form of Restricted Stock Agreement (2002 Plan)

Exhibit 10.2	Executive Employment Contract between the Company and Kenneth P. Manning, dated as of December 1, 2005

Exhibit 10.3	Amendment No. 2 to the Sensient Technologies Corporation Supplemental Executive Retirement Plan A

Exhibit 10.4	Amendment No. 2 to the Sensient Technologies Corporation Supplemental Executive Retirement Plan B

Exhibit 10.5	Form of Amendment No. 2 to the Sensient Technologies Corporation Amended and Restated Change of Control Employment and Severance Agreements

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION

(Registrant)

By:	/s/ John L. Hammond

Name:	John L. Hammond

Title:	Vice President, Secretary and
General Counsel

Date: December 2, 2005

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EXHIBIT INDEX

Exhibit 10.1:	Form of Restricted Stock Agreement (2002 Plan)

Exhibit 10.2	Executive Employment Contract between the Company and Kenneth P. Manning, dated as of December 1, 2005

Exhibit 10.3	Amendment No. 2 to the Sensient Technologies Corporation Supplemental Executive Retirement Plan A

Exhibit 10.4	Amendment No. 2 to the Sensient Technologies Corporation Supplemental Executive Retirement Plan B

Exhibit 10.5	Form of Amendment No. 2 to the Sensient Technologies Corporation Amended and Restated Change of Control Employment and Severance Agreements